UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2009

Date of Report (Date of earliest event reported)

SILVERGRAPH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-30951 Commission File No.	67-0695367 (I.R.S. Employer Identification No.)

11919 Burke Street, Santa Fe Springs, CA  90670-2507

(Address of principal executive offices)

562-693-3737

(Registrant’s telephone number)

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report references to “Silvergraph” “we,” “us,” and “our” refer to Silvergraph International, Inc.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 24, 2009, Silvergraph International, Inc. (the “Company”) submitted to the Nevada Secretary of State Amended and Restated Articles of Incorporation (“Amended Articles”), to become effective upon receipt, to amend and restate the Articles of Incorporation to provide that the Company has elected not to be governed by the terms and provisions of Sections 78.378 through 73.3793, inclusive, of the Nevada Revised Statutes (“NRS”) pertaining to acquisition of a controlling interest by an interested stockholder, and Sections 78.411 through 78.444, inclusive, of the NRS, pertaining to combinations with interested stockholders.

A detailed description of the proposed changes in the Amended Articles was included in the Company’s Information Statement, incorporated herein by reference, which was filed with the U.S. Securities and Exchange Commission and mailed to the shareholders on January 14, 2009.  The Amended Articles were approved by the board of directors and a majority of our shareholders, acting by written consent without a meeting.  A copy of the Amended Articles is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 8.01 Other Events.

On December 5, 2008, stockholders holding a majority of shares entitled to vote authorized by written consent a reverse stock split of the Company’s outstanding common stock in the range of from 1:30 to 1:66, as determined in the sole discretion of the Board of Directors.  As indicated above, the Company mailed to its shareholders on or about January 14, 2009, an Information Statement, which included information regarding the reverse stock split.  The Company currently has a total of 70,450,976 shares of common stock issued and outstanding, and authorized capital of 100,000,000 shares of common stock, par value $0.001 per share.  On February 24, 2009, the Board of Directors authorized by written consent to effect a 1-for-66 reverse split of the Company’s issued and outstanding shares.  The reverse stock split will take effect at the open of business on March 24, 2009.  As a result of the reverse stock split, the outstanding shares of common stock issued and outstanding, will be reduced to approximately 1,067,440 shares (every 66 shares of the Company’s common stock that were issued and outstanding as of March 23, 2009, will be automatically combined into one issued and outstanding share of common stock, subject to the treatment of fractional shares as described in the Company’s Information Statement).

For additional information regarding the reverse stock split, stockholders should review the Company’s Information Statement.  The Company’s common stock will continue to trade on the OTC Bulletin Board under the new symbol “SVGP.”  The new CUSIP number of the common stock following effectiveness of the reverse stock split will be 828378 208.

Item 9.01 Financial Statements and Exhibits.

Exhibit

No.

Description

3.1

Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGRAPH INTERNATIONAL, INC.

By:

/s/ James R. Simpson

Date:  March 24, 2009

James R. Simpson, Chief Executive Officer